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                              COLUMBIA ACORN TRUST

                         Supplement dated May 1, 2004
                      To Prospectuses Dated May 1, 2004 of
                               Columbia Acorn Fund
                          Columbia Acorn International
                               Columbia Acorn USA
                              Columbia Acorn Select
                       Columbia Acorn International Select
                            Columbia Thermostat Fund

Effective immediately, the following section entitled "Legal Proceedings" is added to the Funds' Prospectus:

LEGAL PROCEEDINGS. The Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and various other regulatory authorities are investigating late trading and market timing in mutual fund shares, and have sent information requests and subpoenas to certain affiliates of Columbia Management Group, Inc. (collectively, "Columbia"). These affiliates include Columbia Funds Distributor, Inc. ("CFDI"), the distributor of the Funds' shares, Columbia Wanger Asset Management, L.P. ("WAM"), the Funds' adviser, and Columbia Management Advisors, Inc. ("CMA"). CMA is the adviser to the Columbia Family of Funds but not to the Columbia Acorn Family of Funds. Columbia has not uncovered any instances where any of its affiliates were knowingly involved in late trading of mutual fund shares.

     On February 24, 2004, the SEC filed a civil complaint in the United States District Court for the District of Massachusetts against CFDI and CMA, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the NYAG filed a civil complaint in New York Supreme Court, County of New York against CFDI and CMA alleging that CFDI and CMA had violated certain New York anti-fraud statutes. Both complaints are based on arrangements between 1998 and 2003 with nine investors for the trading of mutual fund shares. Neither complaint was filed against WAM nor the Columbia Acorn Family of Funds. However, the complaints against CFDI and CMA identified Columbia Acorn Fund, Columbia Acorn International and Columbia Acorn International Select as funds in which one or more of the nine investors invested. If either CFDI or CMA were unsuccessful in its defense of those proceedings, it could be barred from serving as a distributor or investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"), which could prevent CFDI from serving as the Funds' distributor and could affect the ability of an affiliated person of CFDI or CMA to serve as a distributor or investment adviser for any registered investment company. The Funds have been informed by CFDI that, in such a situation, it will seek exemptive relief from the SEC to permit it to continue to serve as the Funds' distributor. There is no assurance that such exemptive relief would be granted.

On March 15, 2004, CFDI and CMA entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, CFDI and CMA agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring CFDI and CMA to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and fiduciary duties; and retention of an independent consultant to review CFDI's and CMA's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, Columbia has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

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                      COLUMBIA ACORN INTERNATIONAL SELECT

                         Supplement dated May 1, 2004
    to Prospectus dated May 1, 2004 of Columbia Acorn International Select

   Through July 1, 2004, the fourth paragraph under the heading "Principal Investment Strategies" on page 2 is deleted in its entirety and replaced by the following paragraph:

   "Columbia Acorn International Select is an international fund and, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of foreign companies based in developed markets outside the U.S."